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EXHIBIT 13.1

CERTIFICATION
Pursuant to 18 United States Code § 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        The undersigned hereby certify that to our knowledge the Annual Report on Form 20-F for the fiscal year ended December 31, 2003 of Portugal Telecom, SGPS, S.A. (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 30, 2004

By:	/s/ MIGUEL HORTA E COSTA
Name: Miguel Horta e Costa Title: Chief Executive Officer
Date: June 30, 2004
By:	/s/ ZEINAL ABEDIN MAHOMED BAVA
Name: Zeinal Abedin Mahomed Bava Title: Chief Financial Officer

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  EXHIBIT 13.1
CERTIFICATION Pursuant to 18 United States Code § 1350 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002